SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 8, 2002

EBC I, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25709	95-4633006
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd., 6th Floor, El Segundo, CA		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 426-2187

Item 5.            Other Events.

As previously disclosed, on March 7, 2001, EBC I, Inc. (formerly known as eToys Inc.) (the “Company”) and its subsidiaries, EBC Distribution, LLC (formerly known as eToys Distribution, LLC) (“EBC Distribution”), eKids, Inc. (“eKids”) and PMJ Corporation (“PMJ” and together with EBC Distribution and eKids, the “Affiliated Debtors”), filed a petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case Numbers 01-706(MFW) through 01-709(MFW) (the “Bankruptcy Filing”).  On August 8, 2002, the Bankruptcy Court approved the Disclosure Statement to Accompany Consolidated First Amended Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession, dated August 5, 2002 (the “Disclosure Statement”) of the Company and its Affiliated Debtors and an order was signed and entered by the Bankruptcy Court on August 8, 2002.  The First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002 (the “Plan”) was attached to the Disclosure Statement as Exhibit A.  A copy of the Disclosure Statement, including the proposed Plan attached as Exhibit A thereto, is attached hereto as Exhibit 99.1.  The Bankruptcy Court has scheduled a hearing on confirmation of the proposed Plan for September 27, 2002 at 2:00 p.m. Eastern Time.  Pursuant to the terms of the proposed Plan, and as previously disclosed, stockholders of the Company will not receive any cash or other distributions on account of their stockholdings in the Company; provided, however, that if prior to the closing of the bankruptcy cases under the Bankruptcy Filing, the plan administrator, in consultation with an unsecured creditors committee, determines that the Company and the Affiliated Debtors have additional cash available after satisfying essentially all other pre- and post-Bankruptcy Filing claims, then the plan administrator will file a motion with the Bankruptcy Court requesting approval of procedures for making distributions to stockholders (including preferred stockholders) as of the Interest Distribution Record Date (which will be the 15th day after the effective date of the Plan).  The Company does not believe that any cash will be available for such distributions.  All equity interests in the Company will be deemed cancelled as of the effective date of the Plan.

Item 7.            Exhibits.

99.1                                                   Disclosure Statement to Accompany Consolidated First Amended Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002, including the First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002 attached as Exhibit A thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBC I, INC.,

Date: August 20, 2002	By:	/s/	Barry Gold
Barry Gold
President

Exhibit Index

Exhibit	Description

99.1

Disclosure Statement to Accompany Consolidated First Amended Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002,  including the First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002 attached as Exhibit A thereto.